                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D. C. 20549


                                   FORM 8-K/A

                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  OCTOBER 31, 1996
------------------------------------------------------------------


                            KRUG INTERNATIONAL CORP.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            OHIO                        0-2901                   31-0621189
----------------------------         ------------            -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)



   1290 HERCULES DRIVE, SUITE 120, HOUSTON, TEXAS                 77058
   ----------------------------------------------                 -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (281) 212-1233
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 31, 1996, Beldray Limited ("Beldray"), a wholly-owned United Kingdom-based subsidiary of KRUG International Corp. ( the "Corporation") acquired all of the issued capital share of Hago Products Limited ("Hago"), an United Kingdom manufacturer of child safety gates and fireguards from Bullough plc, an United Kingdom company. The purchase price of Hago was approximately $1.7 million. The acquisition was completed with internally available funds. A Form 8-K reporting this event was filed November 15, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro forma financial information:




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


                            KRUG INTERNATIONAL CORP.
                        PRO FORMA STATEMENT OF EARNINGS
              (All amounts in thousands, except per share amounts)
                                  (unaudited)

The following pro forma statements of earnings reflect the acquisition of Hago Products Limited by the Corporation as if such acquisition had occurred on April 1, 1995. These statements should be read in conjunction with the pro forma balance sheet and the note thereto, and the financial statements and notes thereto contained in the Corporation's Annual Report on Form 10-K for the year ended March 31, 1996 and Report on Form 10-Q for the quarterly period ended September 30, 1996, which are incorporated by reference herein.


                                                                 YEAR ENDED MARCH 31, 1996
                                           -----------------------------------------------------------------------
                                                                   HAGO             ADJUSTMENTS
                                           AS REPORTED           PRODUCTS               (1)            AS ADJUSTED
                                           -----------        ---------------       -----------        -----------
Revenues                                   $    95,821         $       8,976         $                  $  104,797

Cost of goods sold                              83,701                 9,539                                93,240
Selling and administrative                       9,151                 1,508                                10,659
Interest expense                                 1,126                                      157              1,283
Other income (net)                                 (51)                                                        (51)
                                           -----------         -------------         ----------         ----------
Earnings before Income Taxes                     1,894                (2,071)              (157)              (334)

Income Taxes                                       723                  (683)               (52)               (12)
                                           -----------         -------------         ----------         ----------
Net Earnings                               $     1,171         $      (1,388)        $     (105)        $     (322)
                                           ===========         =============         ==========         ==========

Net Earnings per Share                     $      0.23                                                   $   (0.06)
                                           ===========                                                  ==========
Average Common and Common
  Equivalent Shares Outstanding                  5,067                                                       5,067
                                           ===========                                                  ==========


(1) Adjustment reflects interest expense effect of acquisition purchase price.


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
                            KRUG INTERNATIONAL CORP.
                        PRO FORMA STATEMENT OF EARNINGS
              (All amounts in thousands, except per share amounts)
                                  (unaudited)

                                                            SIX MONTHS ENDED SEPTEMBER 30, 1996
                                         ---------------------------------------------------------------------------
                                                                  HAGO            ADJUSTMENTS
                                         AS REPORTED            PRODUCTS              (1)                AS ADJUSTED
                                         -----------          ------------       --------------          -----------
Revenues                                 $     53,176         $     4,872         $                    $     58,048

Cost of goods sold                             45,692               4,483                                    50,175
Selling and administrative                      4,566                 485                                     5,051
Restructuring Charge                              800                                                           800
Interest expense                                  521                                       83                  604
Other income (net)                                (71)                                                          (71)
                                         ------------         -----------         ------------         ------------
Earnings before Income Taxes                    1,668                 (96)                 (83)               1,489

Income Taxes                                      535                 (32)                 (27)                 476
                                         ------------         -----------         ------------         ------------
Net Earnings                             $      1,133         $       (64)        $        (56)        $      1,013
                                         ============         ===========         ============         ============

Net Earnings per Share                   $       0.22                                                  $       0.20
                                         ============                                                  ============
Average Common and Common
  Equivalent Shares Outstanding                 5,192                                                         5,192
                                         ============                                                  ============

(1) Adjustment reflects interest expense effect of acquisition purchase price.


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
                            KRUG INTERNATIONAL CORP.
                             PROFORMA BALANCE SHEET
                           (All amounts in thousands)
                                  (unaudited)

The following pro forma unaudited balance sheet reflects the acquisition by the Corporation of Hago Products Limited if such acquisition had occurred on September 30, 1996. These statement should be read in conjunction with the pro forma statements of earnings and the notes relating to the pro forma financial statements and the financial statements and notes thereto contained in the Corporation's Annual Report on Form 10-K for the year ended March 31, 1996 and Report on Form 10-Q for the quarterly period ended September 30, 1996, are incorporated by reference herein.


                                                                  As of September 30, 1996
                                         ---------------------------------------------------------------------
                                                                 HAGO             ADJUSTMENTS
                                         AS REPORTED            PRODUCTS              (1)          AS ADJUSTED
                                         -----------           ----------         -----------       -----------
CURRENT ASSETS:
CASH                                       $  5,045            $                   $  (1,742)        $   3,303
RECEIVABLES                                  17,488               1,765                                 19,253
INVENTORIES                                   7,340               1,261                                  8,601
PREPAID EXPENSES                                959                                                        959
                                           --------            --------            ---------         ---------
TOTAL CURRENT ASSETS                         30,832               3,026               (1,742)           32,116
PROPERTY, PLANT AND
  EQUIPMENT, NET                              9,299                 717                                 10,016
OTHER LONG TERM ASSETS                        4,720                                                      4,720
                                           --------            --------            ---------         ---------
TOTAL ASSETS                               $ 44,851            $  3,743            $  (1,742)        $  46,852
                                           ========            ========            =========         =========
CURRENT LIABILITIES:
ACCOUNTS PAYABLE                           $  9,253            $  1,616            $                 $  10,869
OTHER CURRENT LIABILITIES                     7,736                 142                  243             8,121
                                           --------            --------            ---------         ---------
TOTAL CURRENT LIABILITIES                    16,989               1,758                  243            18,990
                                           --------            --------            ---------         ---------
LONG-TERM DEBT                               11,620                 673                 (673)           11,620

SHAREHOLDERS' EQUITY:
COMMON SHARES                                 2,576                 177                 (177)            2,576
ADDITIONAL PAID-IN CAPITAL                    4,399                                                      4,399
RETAINED EARNINGS                             9,003               1,135               (1,135)            9,003
FOREIGN CURRENCY
  TRANSLATION ADJUSTMENT                        264                                                        264
                                           --------            --------            ---------         ---------
TOTAL SHAREHOLDERS' EQUITY                   16,242               1,312               (1,312)           16,242
                                           --------            --------            ---------         ---------
TOTAL LIABILITIES AND EQUITY               $ 44,851            $  3,743            $  (1,742)        $  46,852
                                           ========            ========            =========         =========

(1) Adjustment reflects purchase price paid for acquisition and accrual of liabilities related to expenses of the acquisition.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS (continued)

        (c) Exhibits

            10.1 - Share Transfer Agreement between Bullough PLC and Beldray Limited relating to Hago Products Limited



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    KRUG International Corp.

Date: January 14, 1997
                                              By:   /s/ Robert M. Ellis
                                                    ----------------------------
                                                    Robert M. Ellis
                                                    Principal Accounting Officer





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                               INDEX TO EXHIBITS


Exhibit                           Description
--------                          -----------

  10.1 Share Transfer Agreement between Bullough PLC and Beldray Limited relating to Hago Products Limited